Exhibit 10.14

AMENDMENT TO DPTS MARKETING LLC
MEMBER CONTROL AGREEMENT

          AMENDMENT TO MEMBER CONTROL AGREEMENT (this “Amendment”) dated as of August 17, 2011 by and among Dakota Plains Marketing, LLC, a Minnesota limited liability company (“DPM”) and Petroleum Transport Solutions, LLC, a Minnesota limited liability company (“PTS”), and DPTS Marketing LLC, a Minnesota limited liability company (the “Company”).

          WHEREAS, DPM, PTS and the Company are parties to that certain DPTS Marketing LLC Member Control Agreement dated as of April 29, 2011 (the “Agreement”);

          WHEREAS, DPM and PTS constitute all of the members of the Company (the “Members”);

          WHEREAS, DPM, PTS and the Company desire to amend the Agreement as set forth herein; and

          WHEREAS, Section 10.5 of the Agreement provides that the Agreement may be amended by an agreement made in writing and signed by the Members.

          NOW, THEREFORE, in consideration of the premises, the mutual agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1.          Amendment. Section 3.3(c)(iv) of the Agreement is hereby amended by deleting such Section 3.3(c)(iv) in its entirety and inserting in lieu thereof the following:

          (iv)          all Trading Activities shall be transacted through segregated sub-accounts reviewed by independent auditors on a quarterly basis. The Trading Member also agrees to provide such documents and information as are reasonably requested to allow all Members to complete quarterly financial reviews and annual audits of all Trading Activities for their own financial reporting purposes;

          2.          Miscellaneous. The laws of the State of Minnesota shall govern the validity and the construction of this Amendment without regard to principles of conflict of laws. Except as specifically set forth herein, all terms and provisions of the Agreement shall remain in full force and effect with no other modification or waiver. This Amendment may be executed in two or more counterparts, and delivered by facsimile or other means of electronic communication, each of which shall be considered an original.

[Signature Page Follows]

          IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

DAKOTA PLAINS MARKETING, LLC
a Minnesota limited liability company

By: /s/ Gabe Claypool
Name: Gabriel G. Claypool
Title: Chief Manager

PETROLEUM TRANSPORT SOLUTIONS, LLC
a Minnesota limited liability company

By: /s/ Paul Nobel
Name: Paul Nobel
Title: Senior Vice President – Finance (Land)

DPTS MARKETING LLC
a Minnesota limited liability company

By: /s/ Carlos R. Cuervo
Name: Carlos R. Cuervo
Title: Chief Manager